                                                                  EXHIBIT 10.1

This memorandum is evidence of an agreement (the "Agreement") made as of the 29th day of January, 1999 (the "effective date") between

1        THE PARTIES
1.1 The shareholders of BBL Technologies Inc. executing a copy of this agreement (hereinafter collectively referred to as the "Vendors" and individually as a "Vendor"); and

1.2      BBC Stock Market Inc. (the "Purchaser").

2        RECITALS
2.1 The Purchaser is a company whose common shares are quoted for trading over the counter on the Bulletin Board OTC (the "BBOTC").

2.2 The Vendors and Purchaser wish to set out the terms and conditions upon which the Purchaser shall acquire from the Vendors, all of the issued and outstanding shares (the "Shares") of BBL Technologies Inc. ("BBL").

3        SHARE PURCHASE

3.1 The Vendors shall sell and the Purchaser shall purchase the Shares for a purchase price of US$0.99 for each of the Shares (the "Purchase Price").

3.2 The Purchase Price shall be satisfied by the issuance of 11,048,000 common shares of the Purchaser (the "Public Shares") valued at US$0.99 per share for purposes of this Agreement. Such Public Shares will be issued to the Vendors pro rata to the Vendors' holding of common shares of BBL. The Public Shares shall be subject to such restrictions on resale as are set out in the Purchaser's representations and warranties contained herein and shall be subject to a pooling arrangement to be contained in a separate agreement which each Vendor shall execute, and containing the following: an 18 month term whereby all of the Public Shares shall be held by an independent pooling agent who shall hold the stock for the duration of any applicable regulatory hold period, and thereafter, shall release stock into the market on a controlled basis so as not to adversely affect the market for common shares of the Purchaser.

3.3 The Purchase Price shall be allocated among the Vendors and Public Shares shall be allotted and issued to the Vendors in the numbers and to the respective Vendors in accordance with the tables contained in Schedule "A" hereto, and share certificates evidencing such Public Shares shall be delivered to the Vendors without delay on or within thirty (30) days after the date of closing.

3.4 This Agreement and the purchase and sale hereunder shall be completed on the 4th day of February, 1999 (the "date of closing"), or on such later date as the parties may agree. The Shares shall be transferred to the Purchaser by virtue of the execution of this Agreement and without further formality and the Vendors hereby grant, assign and transfer to the Purchaser as of the effective date, all of the Vendors' beneficial right, title and interest in and to the Shares, and the Purchaser hereby issues and allots the Public Shares. The Purchaser shall deliver to the Vendors share certificates representing the Public Shares as soon as practical after the date of closing.

      3.5 In the event that shareholders holding at least 75% of the shares of BBL evidence their agreement to sell their shares of BBL by executing and delivering a copy of this agreement, this agreement shall be binding as between such shareholders and the Purchaser, notwithstanding that not all shareholders have agreed to sell their shares of BBL to the Purchaser.

4        REPRESENTATIONS AND WARRANTIES

4.1 BBL and its sole director, Michael Smith, represent and warrant that as of the date of closing:
         (a) DUE INCORPORATION. BBL is duly incorporated and validly subsisting under the laws of the Province of Ontario.
         (b) CAPITALIZATION. The authorized capital of BBL consists. of an unlimited number of common shares of which the number set out in Schedule "A" are issued and outstanding and an unlimited number of Special shares, of which 700,000 shall be issued and outstanding. Each Vendor owns all of the issued and outstanding shares of BBL listed beside the Vendor's name in Schedule "A" hereto with good and marketable title thereto, free and clear of any and all encumbrances.
         (c) NO OTHER SHAREHOLDERS. No person has any agreement, option, understanding or of any and all encumbrances.
         (c) NO OTHER SHAREHOLDERS. No person has any agreement, option, understanding or commitment, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement, option or commitment, including convertible securities, warrants or convertible obligations of any nature, for:
                  (i) the purchase, subscription, allotment or issuance of, or conversion into, any of the unissued shares in the capital of BBL or any securities of BBL; or
                  (ii) the purchase or other acquisition from BBL of any its undertaking, property or assets, other than in the ordinary course of business.
         (d)      ALL NECESSARY APPROVALS.   Such Vendor, BBL, and their
                  respective shareholders and board of directors, as the case may be, have taken all necessary or desirable actions to approve or authorize, validly and effectively, the entering into, and the execution, delivery and performance of this agreement and the sale and transfer of the Shares by such Vendor to the Purchaser.
         (e) AGREEMENT IS BINDING. This Agreement is a legal, valid and binding obligation of such Vendor, enforceable against such Vendor in accordance with its terms subject to:
                  (i) bankruptcy, insolvency, moratorium, reorganization and other laws relating to or affecting the enforcement of creditors' rights generally, and
                  (ii) the fact that equitable remedies, including the
                       remedies of specific performance and injunction, may only be granted in the discretion of a court.
         (f) OTHER COMPANIES. BBL has no subsidiaries and does not own any securities issued by, or any equity or ownership interest in, any other person. BBL is not subject to any obligation to make any investment in or to provide funds by way of loan, capital contribution or otherwise to any person.
         (g)      CORPORATE RECORDS. The corporate records and minute books
                  of BBL contain complete and accurate minutes of all
                  meetings of the directors and shareholders of BBL held
                  since its incorporation, and original signed copies of all resolutions and by-laws duly passed or confirmed by the directors or shareholders of BBL other than at a meeting. All such meetings were duly called and held. The share certificate books, register of security holders, register of transfers and register of directors and any similar corporate records of BBL are complete and accurate.
         (h) NO BREACH CAUSED BY THIS AGREEMENT. The execution, delivery and performance of this Agreement by such Vendor, and the completion of the transactions contemplated hereby, will not constitute or result in a violation or breach of or default under, or cause the acceleration of any obligations of BBL under:
                  (i) any term or provision of any of the articles, by-laws or other constating documents of BBL, or any unanimous shareholder agreement among its shareholders;
                  (ii)  subject to obtaining the consents referred to in this agreement, the terms of any agreement (written or
                        oral), indenture, instrument or understanding or
                        other obligation or restriction to which BBL is a party or by which it is bound, or
                  (iii) subject to obtaining the consents referred to in this
                        Agreement, to the best of such Vendor's knowledge, without making any enquiries in respect thereof, any term or provision of any of BBL's licences, or any order of any court, governmental authority or regulatory body or any law or regulation of any jurisdiction in which the business is carried on.
                        Duly licensed. BBL has all licences and permits required to legally operate its business and all such licences and permits are valid and will be in full force and effect as of the date of closing of this transaction. There are no proceedings in progress, pending or, to the best of the knowledge of BBL or Smith without making any enquiries in respect thereof, threatened, which could result in the revocation, cancellation or suspension of any of such licences.
         (j) NO DIVIDENDS. BBL has not declared or paid any dividend or made any other distribution on any of its shares of any class, or redeemed or purchased or otherwise acquired any of its shares of any class, or reduced its authorized capital or issued capital, or agreed to any of the foregoing.
         (k) NO LITIGATION. There are no actions, suits or proceedings, judicial or administrative (whether or not purportedly on behalf of BBL) pending or, to the best of the knowledge of BBL or Smith, threatened, by or against or affecting BBL, at law or in equity, or before or by any court or any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign to the best of BBI or Smith's knowledge, without making any enquiries in respect thereof. There are no grounds on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success to the best of BBL or Smith's knowledge, without making any enquiries in respect thereof.
         (l) OWNERSHIP OF PROPERTY AND ASSETS. BBL is the owner of and has good and marketable title to all of its properties and assets, free and clear of all encumbrances whatsoever, except as BBL may advise the Purchaser. BBL has received an assignment of a certain Canadian patent for a catalytic converter, being patent number 2010754.
         (m) NO PARTNERS. BBL is not a partner or participant in any partnership, joint venture, profit-sharing arrangement or other association of any kind and not party to any agreement under which BBL agrees to carry on any part of
                  the business or any other activity in such manner or by which BBL agrees to share any revenue or profit with any other person except as may have been disclosed to Purchaser by BBL.
         (n)      RESTRICTIONS ON BUSINESS.  BBL is not a party to or bound
                  by any agreement which would restrict or limit its right to carry on any business or activity or to solicit business from any person or in any geographical area or otherwise to conduct the business as BBL may determine. BBL is not subject to any legislation or any judgment, order or requirement of any court or governmental authority which is not of general application to persons carrying on a business similar to the business. To the best of the knowledge of BBI or Smith, there are no facts or circumstances which could materially adversely affect the ability of BBL to continue to operate the business as presently conducted following the completion of the transactions contemplated by this Agreement.
         (o)      NO GUARANTEES AND CONTINGENT LIABILITIES.   BBL is not a
                  party to or bound by any agreement of guarantee, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any person. BBL has not given any guarantee or warranty in respect of any of the products sold or the services provided by it, except warranties made in the ordinary course of the business by BBL or by way of assignment from its product suppliers, and except for warranties implied by law. BBL is not now subject to any agreement or commitment to any customer of the business which would require BBL to adjust any price or grant any refund, discount or other concession to such customer except in the ordinary course of its business, and BBL is not required to provide any letters of credit, bonds or other financial security arrangements in connection with any transactions with its suppliers or customers, save and except as specifically referred to in this Agreement.
         (p) NOT IN DEFAULT UNDER ANY CONTRACTS. To the best of the knowledge of BBL and Smith, BBL is not in default or breach of any of its obligations under any one or more contracts, agreements (written or oral), commitments, indentures or other instruments to which it is a party or by which it is bound which would have a materially adverse affect on BBL, and there exists no state of facts which, after notice or lapse of time or both, would constitute such a default or breach. There are no contracts, agreements, commitments, indentures or other instruments under which BBL's rights, or the performance of obligations of BBL are dependent upon or supported by the guarantee of or any security provided by any other person.

         (q) NO UNION. There are no employee union, management, or concession contracts in effect other than stated herein.
         (r) NO STRIKES. There are no existing or, to the best of the knowledge of BBL and Smith, threatened, labour strikes or labour disputes, grievances, controversies or other labour troubles affecting BBL or the business of BBL.
         (s) TRUTHFULNESS AND COMPLETENESS OF INFORMATION PROVIDED. No representation or warranty contained in this paragraph 4.1, and no statement contained in any schedule, certificate, list, summary or other disclosure document provided or to be provided to the Purchaser pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact which is necessary in order to make the statements contained therein not misleading.

4.2      Each Vendor represents and warrants as follows:
         (a) DUE INCORPORATION. If a corporation, such Vendor is duly incorporated and validly subsisting under the laws of the Province of Ontario.
         (b) CAPITALIZATION. Such Vendor owns all of the issued and outstanding shares of BBL listed beside such Vendor's name in Schedule "A" hereto with good and marketable title thereto, free and clear of any and all encumbrances.
         (a) NO OTHER SHAREHOLDERS. No person has any agreement, option, understanding or commitment, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement, option or commitment, including convertible securities, warrants or convertible obligations of any nature, for:

                  (i)  the purchase from such Vendor of any of the Shares.
         (b) ALL NECESSARY APPROVALS. Such Vendor, and their respective shareholders and board of directors, as the case may be, have taken all necessary or desirable actions to approve or authorize, validly and effectively, the entering into, and the execution, delivery and performance of this agreement and the sale and transfer of the Shares by such Vendor to the Purchaser.
         (c) AGREEMENT IS BINDING. This Agreement is a legal, valid and binding obligation of such Vendor, enforceable against such Vendor in accordance with its terms subject to:
                  (i) bankruptcy, insolvency, moratorium, reorganization and other laws relating to or affecting the enforcement of creditors' rights generally, and
                  (ii) the fact that equitable remedies, including the
                       remedies of specific performance and injunction, may only be granted in the discretion of a court.

4.3      The Purchaser represents and warrants as follows:
         (a) DUE INCORPORATION. The Purchaser is duly incorporated and validly subsisting under the laws of the State of Florida.
         (b) ALL NECESSARY APPROVALS. The Purchaser and its shareholders and board of directors, as the case may be, have taken all necessary or desirable actions to approve or authorize, validly and effectively, the entering into, and the execution, delivery and performance of this agreement, the purchase of the Vendors' Shares by the Purchaser, and the issue of the Public Shares to the Vendors,
         (c) AGREEMENT IS BINDING. This Agreement is a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms subject to:
                  (iii) bankruptcy, insolvency, moratorium, reorganization and other laws relating to or affecting the enforcement of creditors' rights generally, and (iv) the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.
          (d) NO BREACH CAUSED BY THIS AGREEMENT. The execution, delivery and performance of this Agreement and each of the other agreements contemplated or referred to herein, and the completion of the transactions contemplated hereby, will not constitute or result in a violation or breach of or default under, or cause the acceleration of any obligations of the Purchaser under:

                  (i) any term or provision of any of the articles, by-laws or other constating documents of the Purchaser;
                  (ii) subject to obtaining the consents referred to in this agreement, the terms of any agreement (written or oral), indenture, instrument or understanding or other obligation or restriction to which the Purchaser is a party or by which either of them is bound, or
                  (iii) subject to obtaining the consents referred to in this agreement, any term or provision of any of the Purchaser's licences or any order of any court, governmental authority or regulatory body or any law or regulation of any jurisdiction in which the business is carried on.

         (e) PUBLIC SHARES As of the date of closing, a bid and ask price for the purchase and sale of common shares of the Purchaser are quoted on the Bulletin Board OTC. The Public Shares shall be issued to the Vendors as restricted securities pursuant to exemption from the registration requirements of the Securities Act of 1933 (USA) contained in Rule 144 of the General Rules and Regulations promulgated under the Securities Act of 1933.

5  COVENANTS OF THE VENDOR
5.1 At or before the date of closing, the Vendors will cause all necessary steps and corporate proceedings to be taken in order to permit the Shares to be duly and regularly transferred to the Purchaser.

6  CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER
6.1 Notwithstanding anything herein contained, the obligation of the Purchaser to complete the transactions provided for herein will be subject to the fulfilment of the following conditions at or prior to the date of closing, and the Vendors covenant to use their best efforts to ensure that such conditions are fulfilled.

         (a) The representations and warranties of the Vendors contained in this Agreement or in any documents delivered in order to carry out the transactions contemplated hereby shall be true and accurate on the date of closing. In addition, the Vendors shall have complied with all covenants and agreements herein agreed to be performed or caused to be performed by, the Vendors at or prior to the date of closing.
         (b) No order, decision or ruling of any court, tribunal or regulatory authority having jurisdiction shall have been made, and no action or proceeding shall be pending or threatened which, in the opinion of counsel to the Purchaser, is likely to result in an order, decision or ruling to disallow, enjoin, prohibit or impose any limitations or conditions on the purchase and sale of the Shares contemplated hereby or the right of the Purchaser to own the Shares.
         (c) All consents required to be obtained in order to carry out the transactions contemplated hereby, in compliance with all laws and agreements binding upon the parties hereto shall have been obtained.

6.2 The conditions contained in paragraph 6.1 hereof are inserted for the exclusive benefit of the Purchaser and may be waived in whole or in part by the Purchaser at any time. The Vendors acknowledge that the waiver by the Purchaser of any condition or any part of any condition shall constitute a waiver only of such condition or such part of such condition, as the case may be, and shall not constitute a waiver of any covenant, agreement, representation or warranty made by the Vendors herein that corresponds or is related to such condition or such part of such condition, as the case may be. If any of the conditions contained in paragraph 6.1 hereof are not fulfilled or complied with as herein provided, the Purchaser may, at or prior to the date of closing at its option, rescind this Agreement by notice in writing to the Vendors and in such event the Purchaser shall be released from all obligations hereunder, and unless the condition or conditions which have not been fulfilled are reasonably capable of being fulfilled or caused to be fulfilled by the Vendors, then the Vendors shall also be released from all obligations hereunder.

7        CONDITIONS TO THE OBLIGATIONS OF THE VENDORS
7.1 Notwithstanding anything herein contained, the obligations of the Vendors to complete the transactions provided for herein will be subject to the fulfilment of the following conditions at or prior to the date of closing, and the Purchaser will use its best efforts to ensure that such conditions are fulfilled.
         (a) The representations and warranties of the Purchaser contained in this Agreement or in any documents delivered in order to carry out the transactions contemplated hereby will be true and accurate on the date of closing. In addition, the Purchaser shall have complied with all covenants and agreements herein agreed to be performed or caused to be performed by it at or prior to the date of closing.
         (b) No order, decision or ruling of any court, tribunal or regulatory authority having jurisdiction shall have been made, and no action or proceeding shall be pending or threatened which, in. the opinion of counsel to the Vendors, is likely to result in an order, decision or ruling, to disallow, enjoin or prohibit the purchase and sale of the Shares contemplated hereby.

         (c) All consents required to be obtained in order to carry out the transactions contemplated hereby, in compliance with all laws and agreements binding upon the parties hereto shall have been obtained.

7.2 The conditions contained in paragraph 7.1 hereof are inserted for the exclusive benefit of the Vendors and may be waived in whole or in part by the Vendors at any time. The Purchaser acknowledges that the waiver by a Vendor of any condition or any part of any condition shall constitute a waiver only of such condition or such part of such condition, as the case may be, and shall not constitute a waiver of any covenant, agreement, representation or warranty made by the Purchaser herein that corresponds or is related to such condition or such part of such condition, as the case may be. If any of the conditions contained in paragraph 7.1 hereof are not fulfilled or complied with as herein provided, the Vendors may, at or prior to the date of closing at their option, rescind this Agreement by notice in writing to the Purchaser and in such event such Vendors shall be released from all obligations hereunder and, unless the condition or conditions which have not been fulfilled are reasonably capable of being fulfilled or caused to be fulfilled by the Purchaser, then the Purchaser shall also be released from all obligations hereunder.

8        SURVIVAL OF REPRESENTATIONS AND WARRANTIES
8.1 The representations and warranties of the Vendors and Purchaser contained herein shall survive the date of closing and notwithstanding the closing of the transaction herein shall continue in full force and effect for a period of six (6) months after the date of closing. Undertakings and obligations by any party hereto which are not completed by the date of closing shall continue and shall not merge in the completed agreement on closing.

9        NOTICES
9.1 Any notice, designation, communication, request, demand or other document, required or permitted to be given or sent or delivered hereunder to any party hereto shall be in writing and shall be sufficiently given or sent or delivered if it is delivered personally to an officer or director of such party, sent to the party entitled to receive it by registered mail, postage prepaid, pre-paid Federal Express courier, or sent by telecopy machine to the last known address of the party, or in the case of the Purchaser, notices shall be sent to the Purchaser at *, facsimile number*.

9.2 Any notice, designation, communication, request, demand or other document given or sent or delivered as aforesaid shall:
         (a) if delivered, be deemed to have been given, sent, delivered and received on the date of delivery;

         (b) if sent by mail, be deemed to have been given, sent, delivered and received (but not actually received) on the fourth day following the date of mailing, unless at any time between the date of mailing and the fourth day thereafter there is a discontinuance or interruption of regular postal service, whether due to strike or lockout or work slowdown, affecting postal service at the point of dispatch or delivery or any intermediate point, in which case the same shall be deemed to have been given, sent, delivered and received in the ordinary course of the mails, allowing for such discontinuance or interruption of regular postal service, and
         (c) if sent by telecopy machine, be deemed to have been given, sent, delivered and received on the date the sender receives the telecopy answer back confirming receipt by the recipient.

10       GENERAL
10.1     The recitals are an integral part of this agreement.

10.2 Each party agrees to execute such further documents and to do such further acts as may be reasonably required to give effect to the agreement of the parties set out herein. Each of the Vendors hereby irrevocably appoints the president of Purchaser his/her/its true and lawful attorney, in his/her/its name, to do such acts and execute and deliver such documents as may be necessary or appropriate to complete the sale and transfer of shares of BBL to Purchaser, and to permit Purchaser to take control of BBL as majority shareholder.

10.3 This agreement shall be binding on the parties, their successors and assigns.

10.4 This agreement is to be read with all changes of gender or number required by the context. Article, paragraph, and section headings are for convenience only and shall not be used to interpret or construe this Agreement.

10.5 The Vendors and the Purchaser agree that execution and acceptance of this Agreement and any amendments, notices and/or waivers related thereto may be communicated by telecopier/facsimile machine by either party to the other and such communication shall be binding upon the parties so long as such communication is legible in its entirety.

10.6 It is agreed and understood by the parties hereto that should tender be necessary on behalf of the Purchaser, that tender shall be sufficient by delivery of the Public Shares to the solicitor for the Vendors.

10.7 This agreement may be executed and delivered in counterparts. All such counterparts shall constitute one agreement.

11       EXECUTION
As evidence of their agreement, the Parties have signed this memorandum as of the date first above written.

/s/ BRUNO B. LIBER
-----------------------------------
Bruno B. Liber

Tyler Dylan Corp.

Per:

/s/
-----------------------------------


/s/ ROBERT VIVACQUA
-----------------------------------
Robert Vivacqua


/s/ PARDEEP SINGH
-----------------------------------
Pardeep Singh


/s/ LOUIS KELL
-----------------------------------
Louis Kell

1322001 Ontario Inc.

Per:

/s/
-----------------------------------


/s/ COLEEN WALSH
-----------------------------------
Coleen Walsh


/s/ L. MORRA
-----------------------------------
Lily Morra

                                 SCHEDULE "A"

----------------------------------------------------------------------------------------------------------------
HOLDERS OF COMMON SHARES OF          NO. OF COMMON SHARES OF BBL              NO. OF COMMON SHARES OF BBC TO
BBL ("VENDORS")                      (SHARES TO BE SOLD BY VENDORS)           BE ISSUED TO HOLDERS OF COMMON
                                                                              SHARES OF BBL IN EXCHANGE FOR THE
                                                                              SHARES
----------------------------------------------------------------------------------------------------------------
Bruno B. Liber                                          5,000,000                                    5,000,000
----------------------------------------------------------------------------------------------------------------
Tyler Dylan Corp.                                       3,170,975                                    3,170,975
----------------------------------------------------------------------------------------------------------------
Robert Vivacqua                                         1,010,000                                    1,010,000
----------------------------------------------------------------------------------------------------------------
Pardeep Singh                                             656,000                                      656,000
----------------------------------------------------------------------------------------------------------------
Louis Kell                                                150,000                                      150,000
----------------------------------------------------------------------------------------------------------------
1322001 Ontario Inc.                                      100,000                                      100,000
----------------------------------------------------------------------------------------------------------------
Coleen Walsh                                               75,000                                       75,000
----------------------------------------------------------------------------------------------------------------
Lily Morra                                                 75,000                                       75,000
----------------------------------------------------------------------------------------------------------------
Vincent Spedaliere                                         45,000                                       45,000
----------------------------------------------------------------------------------------------------------------
Dominic Spedaliere                                         10,000                                       10,000
----------------------------------------------------------------------------------------------------------------
BKE Holdings Inc.                                          30,000                                       30,000
----------------------------------------------------------------------------------------------------------------
Judi Falardeau                                             20,000                                       20,000
----------------------------------------------------------------------------------------------------------------
Alex Guizzetti                                             50,400                                       50,400
----------------------------------------------------------------------------------------------------------------
Ronald Ricketts                                            42,000                                       42,000
----------------------------------------------------------------------------------------------------------------
John Pelligrino                                            10,000                                       10,000
----------------------------------------------------------------------------------------------------------------
Nancy Pelligrino                                           10,000                                       10,000
----------------------------------------------------------------------------------------------------------------
Frank Pelligrino                                            8,000                                        8,000
----------------------------------------------------------------------------------------------------------------
Ignazio Pelligrino                                          5,000                                        5,000
----------------------------------------------------------------------------------------------------------------
Nick Marchese                                              20,000                                       20,000
----------------------------------------------------------------------------------------------------------------
1330501 Ontario Inc.                                      131,600                                      131,600
----------------------------------------------------------------------------------------------------------------
Wrelton International Limited                             300,000                                      300,000
----------------------------------------------------------------------------------------------------------------
Mark Emery                                                  5,000                                        5,000
----------------------------------------------------------------------------------------------------------------
Michael Gioiosa                                             2,000                                        2,000
----------------------------------------------------------------------------------------------------------------
Peter Fotia                                                16,500                                       16,500
----------------------------------------------------------------------------------------------------------------
Shuvtinder Chahal                                          16,000                                       16,000
----------------------------------------------------------------------------------------------------------------
Anthony Tullo                                              14,025                                       14,025
----------------------------------------------------------------------------------------------------------------
Jagraj Gill                                                 2,000                                        2,000
----------------------------------------------------------------------------------------------------------------
Jaswinder Sekhon                                            2,000                                        2,000
----------------------------------------------------------------------------------------------------------------
Robert Sidhu                                               20,000                                       20,000
----------------------------------------------------------------------------------------------------------------
Surinder Braich                                             6,000                                        6,000
----------------------------------------------------------------------------------------------------------------
David Caporiccio                                            6,700                                        6,700
----------------------------------------------------------------------------------------------------------------
Domenic Pieragostini                                        2,800                                        2,800
----------------------------------------------------------------------------------------------------------------
Murad Dewji                                                 5,000                                        5,000
----------------------------------------------------------------------------------------------------------------

Zahir Murji
----------------------------------------------------------------------------------------------------------------
Fazel Bhaba                                                 5,000                                        5,000
----------------------------------------------------------------------------------------------------------------
Giaocchino Debartolo                                        1,500                                         1,500
----------------------------------------------------------------------------------------------------------------
Valco Investments Inc.                                     16,000                                        16,000
----------------------------------------------------------------------------------------------------------------
Kevin Jones                                                 1,500                                         1,500
----------------------------------------------------------------------------------------------------------------
                                      Totals           11,048,000                                    11,048,000
----------------------------------------------------------------------------------------------------------------

/s/ DOMINIC SPEDALIERE
------------------------------------
Dominic Spedaliere

------------------------------------
Vincent Spedaliere


BKE Holdings Inc.

Per:

/s/
------------------------------------


/s/ J. FALARDEAU
------------------------------------
Judy falardeau JF


/s/ ALEX GUIZZETTI
------------------------------------
Alex Guizzetti


/s/
------------------------------------
476586 Ontario Limited


/s/ JOHN PELLIGRINO
------------------------------------
John Pelligrino


/s/ NANCY PELLIGRINO
------------------------------------
Nancy Pelligrino


/s/ FRANK PELLIGRINO
------------------------------------
Frank Pelligrino


/s/ IGNAZIO PELLIGRINO
------------------------------------
lgnazio Pelligrino


/s/ NICK MARCHESE
------------------------------------
Nick Marchese


    1330501 ONT. INC.
------------------------------------


Per:

/s/
------------------------------------

Zoya Financial Corp.

Per:
/s/
------------------------------------


/s/ MARKE EMERY
------------------------------------
Mark Emery

/s/ MIKE GIOIOSA
------------------------------------
Mike Gioiosa

/s/ PETER FOTIA
------------------------------------
Peter Fotia

/s/ SONNY CHAHAL
------------------------------------
Sonny Chahal

/s/ ANTHONY TULLO
------------------------------------
Anthony Tullo

/s/ JAGRAJ GILL
------------------------------------
Jagraj Gill

/s/ JASWINDER SEKHON
------------------------------------
Jaswinder Sekhon

/s/ ROBERT SIDHU
------------------------------------
Robert Sidhu

/s/ SURINDER K. BRAICH
------------------------------------
Surinder Braich

/s/ DAVID CAPORICCIO
------------------------------------
David Caporiccio

/s/ D. PIERAGOSTINI
------------------------------------
Domenic Pieragostini

/s/ MURAD DEWJI
------------------------------------
Murad Dewji

/s/ ZAHIR MURJI
------------------------------------
Zahir Murji

/s/ FAZEL BHABA
------------------------------------
Fazel Bhaba

/s/ GIAOCCHINO DEBARTOLO
------------------------------------
Giaocchino Debartolo

Valco Investments


Per:
/s/
------------------------------------


/s/ KEVIN JONES
------------------------------------
Kevin Jones

/s/ MICHAEL SMITH
------------------------------------
Michael Smith


BBL Technologies Inc.


Per: /s/
------------------------------------


BBC Stock Market, Inc.


Per: /s/
------------------------------------